UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): November 13, 2009 (November 9, 2009)

Comstock Homebuilding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, FIFTH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On November 9, 2009, Comstock Homebuilding Companies, Inc. (the “Company”), issued a press release announcing unaudited results for the three months ended September 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

On November 13, 2009, the Company issued a press release announcing unaudited results for the three and nine months ended September 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference in its entirety into this Item 2.02.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 3.01.	Receipt of a notice of delisting or failure to satisfy a rule or standard for continued listing on a national securities exchange or NASDAQ; or transfer of a listing

On November 12, 2009 the Company received a notice from NASDAQ Stock Market Listing Qualifications indicating that the Company’s closing bid-price was under $1.00 for the thirty trading days ended November 11, 2009. As a result, NASDAQ issued a notice of default related to this requirement and provided the Company until May 11, 2010 to regain compliance. To regain compliance the closing bid-price must remain over $1.00 for a minimum of ten consecutive trading days prior to May 11, 2010.

On November 13, 2009 the Company issued a press release regarding the notice from NASDAQ, a copy of which is attached hereto as Exhibit 99.2.

Item 8.01.	Other Events.

On November 12, 2009, Buckhead Overlook, LLC, Post Preserve, LLC and Parker Chandler Homes, LLC (collectively, “Parker Chandler Homes”), filed bankruptcy petitions (the “Petitions”) in the United States Bankruptcy Court, Northern District of Georgia. Parker Chandler Homes were all subsidiaries of Comstock Homebuilding Companies, Inc. (the “Company”) and Parker Chandler Homes, LLC was formerly known as Comstock Homes of Atlanta, LLC. The Chapter 7 Petitions were filed in furtherance of the Company’s Strategic Realignment Plan that includes the liquidation of Parker Chandler Homes and the winding down of all operations in the Atlanta market.

On November 13, 2009 the Company issued a press release regarding the Parker Chandler Homes bankruptcy filing, a copy of which is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release by Comstock Homebuilding Companies, Inc., dated November 9, 2009
99.2	Press Release by Comstock Homebuilding Companies, Inc., dated November 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2009

COMSTOCK HOMEBUILDING COMPANIES, INC.

By:	/S/ CHRISTOPHER CLEMENTE
Christopher Clemente, Chief Executive Officer